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                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12


                          NORTHFIELD LABORATORIES INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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     AT NORTHFIELD LABORATORIES:            AT FRB | WEBER SHANDWICK:
     Steven A. Gould, M.D.                  Lisa Fortuna          Cindy Martin
     Chief Executive Officer                Investors             Media
     (847) 864-3500                         (312) 640-6779        (312) 640-6741


FOR IMMEDIATE RELEASE
THURSDAY, AUGUST 29, 2002

                     NORTHFIELD BUILDS SUPPORT FOR POLYHEME
                      IN MEDICAL AND SCIENTIFIC COMMUNITIES

EVANSTON, ILLINOIS, AUGUST 29, 2002 - NORTHFIELD LABORATORIES INC. (NASDAQ/NMS:
NFLD), a leading developer of an oxygen-carrying blood substitute for trauma and elective surgery situations, today mailed a letter to its shareholders in which Steven A Gould, M.D., Northfield's Chairman and Chief Executive Officer, outlined the important steps Northfield is taking to build strong support for its PolyHeme (TM) blood substitute product in the medical and scientific communities. The following is the text of Dr. Gould's letter:

Dear Fellow Shareholder:

NORTHFIELD'S ANNUAL MEETING OF SHAREHOLDERS IS ONLY TWO WEEKS AWAY AND YOUR VOTE IS VERY IMPORTANT. I urge you to act today to protect the value of your investment by signing, dating and returning the BLUE proxy card today.

As you may know, a dissident shareholder, C. Robert Coates, has begun issuing almost daily press releases as part of his campaign to seat himself and an associate on the Northfield Board of Directors. In these press releases, Mr. Coates has attempted to showcase his "program" to "raise the public profile" of Northfield's PolyHeme(TM) blood substitute product.

MR. COATES' RECENT PROMOTIONAL RELEASES, HOWEVER, HAVE INCLUDED UNWISE STATEMENTS IMPLICITLY CRITICIZING THE FDA AND SUGGESTING THAT THE AGENCY MIGHT BE PROPOSING "ETHICALLY INAPPROPRIATE RESEARCH" IN CONNECTION WITH BLOOD SUBSTITUTE PRODUCTS. As a result of these statements, it was necessary for Northfield to provide a letter to the FDA confirming that Mr. Coates is not authorized to speak on behalf of Northfield and that we do not share the views expressed in his press releases. THIS UNFORTUNATE EPISODE WAS EXTREMELY EMBARRASSING FOR NORTHFIELD AND IS NOT HELPFUL AT THIS CRITICAL STAGE OF OUR DISCUSSIONS WITH THE FDA.

IN CONTRAST TO MR. COATES' UNPROFESSIONAL AND COUNTERPRODUCTIVE PROMOTIONAL SCHEMES, NORTHFIELD IS CONTINUING ITS AGGRESSIVE EFFORTS TO BUILD STRONG SUPPORT FOR POLYHEME IN THE MEDICAL AND SCIENTIFIC COMMUNITIES. For example, the August 10, 2002 issue of The Lancet, the prestigious British medical journal, included a scientific report on the successful use of PolyHeme in the treatment of a patient with severe sickle cell anemia by doctors from Montefiore Medical Center and Albert Einstein College of Medicine in New York. The patient was a 40 year-old woman for whom compatible blood could not be found to treat a sickle cell crisis occurring after surgery. The


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report documents the important role that PolyHeme might play in managing complications in patients with sickle cell anemia.

Upcoming issues of The Journal of the American College of Surgeons and Transfusion will also feature reports describing the use of PolyHeme in the treatment of trauma and life-threatening anemias. In addition, during September we will be making important presentations on the status of PolyHeme to the United States military at the Advanced Technology Applications for Combat Casualty Care and to trauma specialists at a meeting of the American Association for the Surgery of Trauma.

We believe these types of publications and presentations represent the most effective way to present our ongoing clinical results to the medical and scientific communities, since the acceptance of this work following scientific peer-review represents validation of our results. MOST IMPORTANTLY, WE BELIEVE THAT ACHIEVING ACCEPTANCE OF OUR RESULTS BY THE MEDICAL AND SCIENTIFIC COMMUNITIES WILL BE A CRITICAL STEP IN ULTIMATELY OBTAINING FDA APPROVAL FOR POLYHEME.

I URGE YOU TO SUPPORT OUR EFFORTS TO BUILD RECOGNITION FOR POLYHEME IN A RESPONSIBLE, PRODUCTIVE MANNER. PLEASE ACT TODAY BY SIGNING, DATING AND RETURNING THE BLUE PROXY CARD TODAY.

If you have any questions or comments voting your shares or the issues facing our company, please call Innisfree M&A Incorporated, who is assisting us, toll-free at 1-888-750-5834.

Thank you for your continued support.



Steven A. Gould, M.D.
Chairman and Chief Executive Officer



REMEMBER--ONLY YOUR LATEST DATED PROXY COUNTS!

         If you have already voted a White proxy card in error, you have every legal right to change your vote by signing and returning a later-dated BLUE proxy card today.



   To ensure that your vote is counted for Northfield's director nominees, do
                  NOT sign any White proxy card sent to you by
    C. Robert Coates, even to withhold your support for the Coates nominees.
                         Simply discard the White card.


         If you have any questions or need assistance in voting your shares, please call:

                           INNISFREE M&A INCORPORATED
                         501 Madison Avenue, 20th Floor
                            New York, New York 10022

                         Call Toll-Free: (888) 750-5834
                  Banks and Brokers call collect (212) 750-5833


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Statements in this release that are not strictly historical are
"forward-looking" statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, which may cause the company's actual results in the future to differ materially from expected results. These risks include, among others: competition from other blood substitute products; the company's ability to obtain regulatory approval to market PolyHeme commercially; the company's and/or its representative's ability to successfully market and sell PolyHeme; the company's ability to manufacture PolyHeme in sufficient quantities; the company's ability to obtain an adequate supply of raw materials; the company's ability to maintain intellectual property protection for its proprietary product and to defend its existing intellectual property rights from challenges by third parties; the availability of capital to finance planned growth; and the extent to which the hospitals and physicians using PolyHeme are able to obtain third-party reimbursement, as described in the company's filings with the Securities and Exchange Commission.

             VISIT THE NORTHFIELD WEBSITE AT: www.northfieldlabs.com